UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2006


                              DHB INDUSTRIES, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


        DELAWARE                    001-13112                   11-3129361
________________________     ________________________     ______________________
(State of Incorporation)     (Commission File Number)         (IRS Employer
                                                          Identification Number)

400 POST AVENUE, SUITE 303, WESTBURY, NEW YORK                          11590
______________________________________________                        __________
   (Address of principal executive office)                            (Zip Code)


                                 (516) 997-1155
              ____________________________________________________
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
                 ______________________________________________
                 (Former Address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On May 18, 2006, the Board of Directors of DHB Industries, Inc. (the "Company") awarded William P. Campbell a currently exercisable warrant for 50,000 shares of the Company's Common Stock in connection with Mr. Campbell's service as a director of the Company. The exercise price of the warrant is $2.10 per share and the warrant is exercisable for five years. The warrant agreement has not yet been prepared and executed and will be filed by the Company as an exhibit to its next periodic report.

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

            On May 16, 2006, the Company received a notice from the American Stock Exchange (the "Amex"), the national securities exchange that maintains the principal listing for the Company's common stock, of a failure to satisfy certain of the Amex continued listing standards. The notice relates to the failure of the Company to timely file its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2006 (the "Form 10-Q") with the Securities and Exchange Commission as required by Sections 134 and 1101 of the Amex Company Guide (the "Company Guide"). Additionally, the notice indicates that, in order to maintain its Amex listing, the Company must submit an updated plan of compliance to the Amex by May 23, 2006 advising the Amex of the action the Company has taken, or will take, that demonstrates the Company's ability to file its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 by no later than June 2, 2006 (which Amex compliance date has been previously disclosed by the Company) and the Form 10-Q by no later than June 30, 2006.

            The notice further states that the Amex staff has determined that, following the resignation of Jerome Krantz as director on May 9, 2006 as previously disclosed by the Company, the Company is not in compliance with (i)
Section 121(B)(2)(a) of the Company Guide, which requires that each issuer have, and certify that it has and will continue to have, an Audit Committee of at least three members each of whom is independent and (ii) Section 121(B)(2)(a)(ii) of the Company Guide, which requires that each issuer have, and certify that it has and will continue to have, at least one member on its Audit Committee who is deemed financially sophisticated. The notice provides that the Company has until August 30, 2006 to regain compliance with these sections.

            The Company intends to provide a response to the Amex notice as soon as practicable and will endeavor to comply with the Amex continued listing standards. However, there can be no assurance that the Company will be able to do so.

            The press release issued by the Company on May 23, 2006 with respect to receipt of the Amex notice described above is filed herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (d)  Exhibits

          99.1      Press Release, dated May 23, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DHB INDUSTRIES, INC.



                                        By: /s/ LARRY ELLIS
                                            _______________
                                                Larry Ellis
                                                CAO


Dated:  May 23, 2006

                                  EXHIBIT INDEX


          99.1      Press Release, May 23, 2006.